EXHIBIT 32.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)

            Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States
Code), I, the Chief Executive Officer of Asante Technologies, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-QSB/A for the quarter ended January 1, 2005 as filed with the Securities and Exchange Commission (the "10-QSB/A Report") that:

     (1) the 10-QSB/A Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  the information  contained in the 10-QSB/A Report fairly presents,  in
          all  material  respects,   the  financial  condition  and  results  of
          operations of the Company.

Dated: February 23, 2005
                                                    /s/ Jeff Lin
                                           -------------------------------------
                                                        Jeff Lin
                                           President and Chief Executive Officer